Provisions, contingencies and commitments	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions, contingencies and commitments	Provisions, contingencies and commitments
Provisions are recognised when the Group has a present obligation (legal or constructive)
as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. When some or all of a provision is expected to be reimbursed, the reimbursement is recognised as a separate asset, but only when the reimbursement is virtually certain. The expense relating to a provision is presented in the consolidated income statement, net of any reimbursement.
Asset retirement obligations are estimated at the inception of a lease or contract, for which a liability is recognised. A corresponding asset is also created and depreciated.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability.
When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
Provisions
The following table summarises the movement in each class of provision for the periods presented:

	Restructuring provision	Decommissioning provision	Other provisions(A)	Total
	€ million	€ million	€ million	€ million
As at 31 December 2023	116	15	28	159
Acquisition of CCBPI	3	—	55	58
Charged/(credited) to profit or loss:
Additional provisions recognised	219	1	10	230
Unused amounts reversed	(9)	—	(1)	(10)
Utilised during the period	(80)	—	(8)	(88)
Translation	1	—	—	1
As at 31 December 2024	250	16	84	350
Charged/(credited) to profit or loss:
Additional provisions recognised	74	2	8	84
Unused amounts reversed(B)	(7)	—	(33)	(40)
Utilised during the period	(181)	—	(9)	(190)
Translation	(1)	—	(7)	(8)
As at 31 December 2025	135	18	43	196
Non-current	23	18	15	56
Current	112	—	28	140
As at 31 December 2025	135	18	43	196
(A)Other provisions primarily relate to legal reserves, which are not considered material to the consolidated financial statements.
(B)The reversal of unused amounts primarily reflects a reduction in the provision previously recognised in relation to an ongoing labour law matter in Germany. Based on the latest assessment, no future cash outflows are expected in connection with this matter.
Restructuring provision
Restructuring provisions are recognised only when the Group has a constructive obligation, which is when a detailed formal plan identifies the business or part of the business concerned, the location and number of employees affected, a detailed estimate of the associated costs and an appropriate timeline, and the employees affected have been notified of the plan’s main features. These provisions are expected to be resolved by the time the related programme is substantively complete.
Refer to Note 18 for further details regarding our restructuring programmes.
Decommissioning provisions
Decommissioning liabilities relate to contractual or legal obligations to pay for asset retirement costs. The liabilities represent both the reinstatement obligations when the
Group is contractually obligated to pay for the cost of retiring leased buildings and the costs for collection, treatment, reuse, recovery and environmentally sound disposal of cold drink equipment. Specific to cold drink equipment obligations, the Group is subject to, and operates in accordance with, the EU Directive on Waste from Electrical and
Electronic Equipment (WEEE). Under the WEEE, companies that put electrical and electronic equipment (such as cold drink equipment) on the EU market are responsible for the costs of collection, treatment, recovery and disposal of their own products.
Where applicable, the WEEE provision estimate is calculated using assumptions, including disposal cost per unit, average equipment age and the inflation rate, to determine the appropriate accrual amount.
The period over which the decommissioning liabilities on leased buildings and cold drink equipment will be settled ranges from 1 to 26 years and 1 to 8 years, respectively.
Contingencies
Legal proceedings and tax matters
The Group is involved in various legal proceedings and tax matters and is routinely under audit by tax authorities in the ordinary course of business. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions.
The probability of loss for such contingencies is assessed and accrued as a liability and/or disclosed, as appropriate.
Guarantees
In connection with ongoing litigation and tax matters in certain territories, guarantees of approximately €888 million have been issued (2024: €850 million). The Group was required to issue these guarantees to satisfy potential obligations arising from such litigation.
In addition, we have approximately €56 million of guarantees issued to third parties through the normal course of business (2024: €42 million). The guarantees have various terms and the amounts represent the maximum potential future payments that we could be required to make under the guarantees. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees issued.
Commitments
Commitments beyond 31 December 2025 are disclosed herein but not accrued for within the consolidated statement of financial position.
Purchase agreements
Total purchase commitments were €0.6 billion as at 31 December 2025. This amount represents non-cancellable purchase agreements with various suppliers that are enforceable and legally binding, and that specify a fixed or minimum quantity that we must purchase. All purchases made under these agreements have standard quality and performance criteria.
The Group has outstanding capital expenditure purchase orders of approximately
€310 million as at 31 December 2025. The Group also has other purchase orders raised in the ordinary course of business, which are settled in a reasonably short period of time.
Lease agreements
As at 31 December 2025, the Group had committed to a number of lease agreements that have not yet commenced. The minimum lease payments for these lease agreements totalled
€13 million.